================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): January 12, 2006

                               NEVSTAR CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Nevada                       0-21071                   88-0309578
----------------------------     ------------------------    -------------------
(State or Other Jurisdiction     (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)


   12890 Hilltop Road, Argyle, Texas                                76226
----------------------------------------                          ----------
(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (972) 233-0300

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

================================================================================

                    Section 3--Securities and Trading Markets

Item 3.03  Material Modification to Rights of Security Holders.

         On January 12, 2006, Nevstar Corporation, a Nevada corporation (the "Company"), effected a one-for-300 reverse split of its common stock, par value $0.01 per share. In order to effect the reverse split, the Company filed Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada. Prior to the filing, the form of the Amended and Restated Articles of Incorporation were approved by a majority of the Company's stockholders and by the Company's board of directors.

         The reverse split will not change the par value of the Company's common stock. Except for any changes as a result of the treatment of fractional shares, each stockholder who owns 300 or more shares will hold the same percentage of outstanding common stock immediately following the reverse split as such stockholder did immediately prior to the reverse split.

         As a result of the reverse split, the Company's trading symbol on the Pink Sheets was changed from "NVST" to "NVSC" on January 12, 2006.

                 Section 5--Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

         The contents of Item 3.03 above are incorporated by reference.

         On November 25, 2005, the Company's board of directors approved and recommended that the stockholders approve, and on December 5, 2005, the Company's majority stockholder approved, amended and restated articles of incorporation of the Company. The amended and restated articles amend the articles as described in Item 3.03 above and as more fully described below:

         o The name of the Company was changed from "Nevstar Gaming & Entertainment Corporation" to "Nevstar Corporation". Because we are no longer involved in the gaming industry, our board of directors determined that the new name would better reflect the operations of the Company.

         o The number of authorized shares of all classes of our capital stock was increased from 126,396,450, consisting of any combination of common stock and up to 100,000,000 shares of preferred stock , to 150,000,000, consisting of any combination of common stock and up to 10,000,000 shares of preferred stock.

         o The board of directors was declassified. Before the amendment, our articles of incorporation provided for our board of directors to consist of three classes of directors, each class serving for staggered three year terms. As amended, our articles of incorporation provide for one class of directors, with each director serving until the next annual meeting. The amendment will not cut short the term of any director. Currently, the Company has one director, Timothy P. Halter, whose term as director expires at the next annual meeting of the Company.

         o The provision authorizing our board of directors to issue shares of a class or series to holders of shares of another class or series to effectuate share dividends, splits or conversions of outstanding shares was eliminated. The board of directors has this ability under Nevada law without explicit authorization in the articles of incorporation.

         o The provision stating that shares of our stock shall be issued for such consideration as shall be fixed, from time to time, by the board of directors was eliminated. The board of directors has this ability under Nevada law without explicit authorization in the articles of incorporation.

         o The provision stating that shares of our stock, after the amount of the subscription price has been fully paid, shall not be assessable for any purpose, and no stock issued as fully paid shall ever be assessable or assessed was eliminated. Nevada law provides that when a corporation receives the consideration for which a board of directors authorized the issuance of shares, the shares issued therefore are fully paid and, unless otherwise provided in the articles of incorporation, non-assessable.

         o The provisions that were required by the Nevada Gaming Control Act were deleted. The Company is no longer involved in the gaming industry.

         o The provision granting the Company the power to purchase and maintain insurance on behalf of certain persons was deleted. The Company has this power under Nevada law without explicit authorization in the articles of incorporation.

A copy of our current  articles of  incorporation  is attached hereto as Exhibit
3.1.

         On November 25, 2005, the Company's board of directors approved amended and restated bylaws of the company in their entirety, to be effective upon the effectiveness of the amended and restated articles of incorporation of the Company. Our amended and restated bylaws are attached hereto as Exhibit 3.2.

                  Section 9--Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

         Exhibits.  The  following  Exhibits  have been  filed as a part of this
Report:

         Exhibit
         Number            Description of Exhibit
         -------           ----------------------

         3.1 Articles of Incorporation of Nevstar Corporation, as filed with the Nevada Secretary of State on January 3, 2006 and as corrected by Certificate of Correction dated January 12, 2006 (filed herewith).

         3.2               Amended and  Restated  Bylaws of Nevstar  Corporation
                           (filed herewith).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Nevstar Corporation


                                                      /s/ Timothy P. Halter
                                                     ---------------------------
                                                     Timothy P. Halter,
                                                     Sole Officer


DATED:  January 13, 2006

                                  EXHIBIT INDEX

Exhibit
Number            Description of Exhibit
-------           ----------------------

3.1 Articles of Incorporation of Nevstar Corporation, as filed with the Nevada Secretary of State on January 3, 2006 and as corrected by Certificate of Correction dated January 12, 2006 (filed herewith).

3.2 Amended and Restated Bylaws of Nevstar Corporation (filed herewith).